UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

DICE THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

April 26, 2023

Dear Stockholder:

You are cordially invited to attend the 2023 Annual Meeting of Stockholders of DICE Therapeutics, Inc. to be held virtually via a live webcast by visiting www.virtualshareholdermeeting.com/DICE2023, on Wednesday, June 7, 2023 at 9:00 a.m. (Pacific Time) where you will be able to listen to the meeting live, submit questions, and vote online. It is important that you retain a copy of the control number found on the proxy card, voting instruction form or Notice, as such number will be required in order for stockholders to gain access to the virtual Annual Meeting.

The Securities and Exchange Commission rules allow companies to furnish proxy materials to stockholders over the internet. We have elected to do so, thus reducing the environmental impact and lowering the costs of printing and distributing proxy materials without impacting your timely access to this important information. On or about April 26, 2023, we expect to mail a Notice of Internet Availability of Proxy Materials (Notice of Internet Availability) containing instructions on how to access our proxy statement for our 2023 Annual Meeting of Stockholders and our 2022 Annual Report on Form 10-K to stockholders. The Notice of Internet Availability also provides instructions on how to vote and includes instructions on how to receive paper copies of the proxy materials by mail, or an electronic copy of the proxy materials by email, if desired.

The matters to be acted upon at the meeting are described in the accompanying notice of Annual Meeting and proxy statement.

Your vote is important.

Whether or not you plan to attend the meeting in person, please vote on the internet or by telephone, or request, sign and return a proxy card to ensure that your shares are represented at the meeting.

Sincerely,

J. Kevin Judice, Ph.D.
Chief Executive Officer

DICE THERAPEUTICS, INC.

400 East Jamie Court, Suite 300

South San Francisco, California, 94080

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 7, 2023

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the 2023 Annual Meeting of Stockholders of DICE Therapeutics, Inc. (Annual Meeting) will be held on Wednesday, June 7, 2023 at 9:00 a.m. (Pacific Time). The Annual Meeting will be a completely virtual meeting. You will be able to participate in the Annual Meeting and vote during the Annual Meeting via live webcast by visiting www.virtualshareholdermeeting.com/DICE2023. It is important that you retain a copy of the control number found on the proxy card or voting instruction form, as such number will be required in order for stockholders to gain access to the virtual meeting. We are holding the meeting for the following purposes, which are more fully described in the accompanying proxy statement:

1.
To elect Jim Scopa and Jake Simson, Ph.D. as Class II directors, each to serve three-year terms through the third annual meeting of stockholders following this meeting and until a successor has been elected and qualified or until earlier resignation or removal.
2.
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.
3.
Approval of an Amended and Restated Certificate of Incorporation to permit the exculpation of officers in certain circumstances permitted under Delaware law.

In addition, stockholders may be asked to consider and vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on April 14, 2023, are entitled to receive notice of, and to vote at, the meeting and any adjournments thereof. On or about April 26, 2023, we expect to mail to stockholders a Notice of Internet Availability of Proxy Materials (Notice of Internet Availability) containing instructions on how to access our proxy statement for our Annual Meeting and our 2022 Annual Report on Form 10-K to stockholders. The Notice of Internet Availability also provides instructions on how to vote through the internet or by telephone and includes instructions on how to receive paper copies of the proxy materials by mail, if desired.

Your vote as a DICE Therapeutics, Inc. stockholder is very important. Each share of common stock that you own represents one vote. Whether or not you expect to attend the meeting, we encourage you to read the proxy statement and vote through the internet or by telephone, or to request, sign and return your proxy card as soon as possible, so that your shares may be represented at the meeting. For specific instructions on how to vote your shares, please refer to the section entitled “General Proxy Information” in the proxy statement and the instructions on the Notice of Internet Availability of Proxy Materials.

By Order of the Board of Directors,

J. Kevin Judice, Ph.D.
Chief Executive Officer

South San Francisco, California

April 26, 2023

Important Notice Regarding the Availability of Proxy Materials for the virtual Annual Meeting of Stockholders to be held on June 7, 2023: the Proxy Statement and our 2022 Annual Report on Form 10-K are available at https://investors.dicetherapeutics.com/. You will need the control number included on your proxy card or voting instruction form, or included in the e-mail to you if you received the proxy materials by e-mail, as such number will be required in order for stockholders to gain access to the virtual meeting.

DICE THERAPEUTICS, INC.

400 East Jamie Court, Suite 300

South San Francisco, California, 94080

PROXY STATEMENT FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS

To be held on June 7, 2023

INFORMATION ABOUT SOLICITATION AND VOTING

The accompanying proxy is solicited on behalf of the Board of Directors of DICE Therapeutics, Inc. (DICE Therapeutics or the Company) for use at DICE Therapeutics’ 2023 Annual Meeting of Stockholders (Annual Meeting) to be held via a virtual meeting, which we believe provides expanded access to our stockholders from any location around the world, improves communication and provides cost savings for our stockholders and the Company. You will be able to participate in the Annual Meeting and vote during the Annual Meeting via live webcast by visiting www.virtualshareholdermeeting.com/DICE2023 on Wednesday, June 7, 2023 at 9:00 a.m. (Pacific Time), and any adjournment or postponement thereof. You will need the control number included on your proxy card or voting instruction form, or included in the e-mail to you if you received the proxy materials by e-mail, as such number will be required in order for stockholders to gain access to the virtual meeting.

We are making this proxy statement, the accompanying form of proxy and our Annual Report on Form 10-K for the year ended December 31, 2022 first available to stockholders on or about April 26, 2023. An electronic copy of this proxy statement and Annual Report on Form 10-K are available at https://investors.dicetherapeutics.com.

INTERNET AVAILABILITY OF PROXY MATERIALS

Under rules adopted by the Securities and Exchange Commission, or SEC, we are furnishing proxy materials to our stockholders primarily via the internet, instead of mailing printed copies to each stockholder. On or about April 26, 2023, we expect to send to our stockholders a Notice of Internet Availability of Proxy Materials (Notice of Internet Availability) containing instructions on how to access our proxy materials, including our proxy statement and our Annual Report on Form 10-K. The Notice of Internet Availability also provides instructions on how to vote and includes instructions on how to receive paper copies of the proxy materials by mail, or an electronic copy of the proxy materials by email.

This process is designed to reduce our environmental impact and lower the costs of printing and distributing our proxy materials while providing our stockholders timely access to this important information. If you would prefer to receive printed proxy materials, please follow the instructions included in the Notice of Internet Availability.

GENERAL INFORMATION ABOUT THE MEETING

Purpose of the Meeting

At the meeting, stockholders will act upon the proposals described in this proxy statement. In addition, we will consider any other matters that are properly presented for a vote at the meeting. We are not aware of any other matters to be submitted for consideration at the meeting. If any other matters are properly presented for a vote at the meeting, the persons named in the proxy, who are officers of the company, have the authority in their discretion to vote the shares represented by the proxy.

Record Date; Quorum

Only holders of record of common stock at the close of business on April 14, 2023, the record date, will be entitled to vote at the meeting. At the close of business on April 14, 2023, 47,728,597 shares of common stock were outstanding and entitled to vote. For ten days prior to the meeting, a complete list of the stockholders entitled to vote at the meeting will be available upon request by any stockholder for any purpose relating to the meeting. Stockholders can request the list of stockholders through our investor relations website at https://investors.dicetherapeutics.com/.

The holders of a majority of the voting power of the shares of stock entitled to vote at the meeting as of the record date must be present or represented by proxy at the meeting in order to hold the meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the meeting if you are present and vote online at the virtual meeting or if you have properly submitted a proxy.

Participating in the Annual Meeting

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Instructions on how to attend the Annual Meeting are posted at www.virtualshareholdermeeting.com/DICE2023.
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You may log in to the meeting platform beginning at 8:45 a.m. Pacific Time / 11:45 a.m. Eastern Time on June 7, 2023. The meeting will begin promptly at 9:00 a.m. Pacific Time / 12:00 p.m. Eastern Time.
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You will need the 16-digit control number provided in your proxy materials to attend the Annual Meeting at www.virtualshareholdermeeting.com/DICE2023.
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Stockholders of record and beneficial owners as of the Record Date may vote their shares electronically during the Annual Meeting.
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If you wish to submit a question during the Annual Meeting, log into the virtual meeting platform at www.virtualshareholdermeeting.com/DICE2023, type your question into the “Ask a Question” field, and click “Submit.” If your question is properly submitted during the relevant portion of the meeting agenda, we will respond to your question during the live webcast, subject to time constraints. Questions that are substantially similar may be grouped and answered together to avoid repetition. We reserve the right to exclude questions that are irrelevant to meeting matters, irrelevant to the business of DICE Therapeutics, or derogatory or in bad taste; that relate to pending or threatened litigation; that are personal grievances; or that are otherwise inappropriate (as determined by the chair of the Annual Meeting).
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If we experience technical difficulties during the meeting (e.g., a temporary or prolonged power outage), we will determine whether the meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any situation, we will promptly notify stockholders of the decision via www.virtualshareholdermeeting.com/DICE2023. If you encounter technical difficulties accessing our meeting or asking questions during the meeting, a support line will be available on the login page of the virtual meeting website.

GENERAL PROXY INFORMATION

Voting Rights; Required Vote

Each holder of shares of common stock is entitled to one vote for each share of common stock held as of the close of business on April 14, 2023, the record date. You may vote all shares owned by you at such date, including (1) shares held directly in your name as the stockholder of record and (2) shares held for you as the beneficial owner in street name through a broker, bank, trustee or other nominee. Dissenters’ rights are not applicable to any of the matters being voted on.

Stockholder of Record: Shares Registered in Your Name. If on April 14, 2023, your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, then you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote at the meeting, or vote in advance through the internet or by telephone, or if you request to receive paper proxy materials by mail, by filling out and returning the proxy card.

Beneficial Owner: Shares Registered in the Name of a Broker or Nominee. If on April 14, 2023, your shares were held in an account with a brokerage firm, bank or other nominee, then you are the beneficial owner of the shares held in street name. As a beneficial owner, you have the right to direct your broker on how to vote the shares held in your account, and your broker has enclosed or provided voting instructions for you to use in directing it on how to vote your shares. Because the brokerage firm, bank or other nominee that holds your shares is the stockholder of record, if you wish to attend the meeting and vote your shares, you must obtain a valid proxy from the firm that holds your shares giving you the right to vote the shares at the meeting.

Each director will be elected by a plurality of the votes cast at the meeting. This means that the two individuals nominated for election to the Board of Directors at the meeting receiving the highest number of “FOR” votes will be elected. You may either vote “FOR” one or more of the nominees or “WITHHOLD” your vote with respect to one or more of the nominees. You may not cumulate votes in the election of directors. Approval of the ratification of the appointment of our independent registered public accounting firm will be obtained if the holders of a majority of the votes cast at the meeting vote “FOR” the proposal. Approval of our Amended and Restated Certificate of Incorporation will be obtained if the holders of a majority of our outstanding shares vote “FOR” the proposal. A proxy submitted by a stockholder may indicate that the shares represented by the proxy are not being voted (stockholder withholding) for the election of directors and the stockholder may abstain from voting (an abstention) with respect to the ratification of Ernst & Young LLP as our independent auditors or the amendment to our certificate of incorporation to include officer exculpation. In addition, a broker may not be permitted to vote on shares held in street name on a particular matter in the absence of instructions from the beneficial owner of the stock (broker non-vote). Brokers will not have discretion to vote on the election of our directors or the amendment to our Certificate of Incorporate to include officer exculpation, but will have discretion to vote on the ratification of Ernst & Young LLP as our independent auditors. The shares subject to a proxy which are not being voted on a particular matter because of either stockholder withholding or abstentions or broker non-votes will count for purposes of determining the presence of a quorum, but are not treated as votes cast and, therefore, will have no effect on the election of directors or the ratification of the appointment of Ernst & Young LLP. With respect to approval of our Amended and Restated Certificate of Incorporation, abstentions and broker non-votes are treated as the same as voting “against” the proposal.

Recommendations of the Board of Directors on Each of the Proposals Scheduled to be Voted on at the Meeting

The Board of Directors recommends that you vote FOR the election of Jim Scopa and Jake Simson, Ph.D. as Class II directors (Proposal 1), FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal 2) and FOR the approval of an Amended and Restated Certificate of Incorporation to permit the exculpation of officers. (Proposal 3).

None of the directors or executive officers has any substantial interest in any matter to be acted upon, other than elections to office with respect to the directors nominated in Proposal 1.

Voting Instructions; Voting of Proxies

If you are a stockholder of record, you may:

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vote online at the Annual Meeting – attend the Annual Meeting online and follow the instructions posted at www.virtualshareholdermeeting.com/DICE2023. You will need the control number included on your proxy card or voting instruction form, or included in the e-mail to you if you received the proxy materials by e-mail;

•
vote through the internet or by telephone – in order to do so, please follow the instructions shown on your proxy card or Notice of Internet Availability; or
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vote by mail – if you request or receive a paper proxy card and voting instructions by mail, simply complete, sign and date the proxy card and return it as soon as possible before the meeting in the envelope provided.

Votes submitted through the internet or by telephone must be received by 11:59 p.m., Eastern Time, on June 6, 2023. Submitting your proxy, whether by telephone, through the internet or by mail if you requested or received a paper proxy card, will not affect your right to vote online should you decide to attend the virtual meeting. If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct how to vote your shares. For Proposal 1, you may either vote “FOR ALL” or “WITHHOLD ALL” or “FOR ALL EXCEPT” one or more of the nominees you specify. For Proposal 2, you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting. For Proposal 3, you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting. Your vote is important. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure that your vote is counted.

All proxies will be voted in accordance with the instructions specified on the proxy card. If you sign a physical proxy card and return it without instructions as to how your shares should be voted on a particular proposal at the meeting, your shares will be voted in accordance with the recommendations of our Board of Directors stated above.

If you received a Notice of Internet Availability, please follow the instructions included on the notice on how to access and vote your proxy card. If you do not vote and you hold your shares in street name, and your broker does not have discretionary power to vote your shares, your shares may constitute “broker non-votes” (as described above) and will not be counted in determining the number of shares necessary for approval of the proposals. However, shares that constitute broker non-votes will be counted for the purpose of establishing a quorum for the meeting.

If you receive more than one proxy card or Notice of Internet Availability, your shares are registered in more than one name or are registered in different accounts. To make certain all of your shares are voted, please follow the instructions included on the Notice of Internet Availability on how to access and vote each proxy card. If you requested or received paper proxy materials by mail, please complete, sign, date and return each proxy card to ensure that all of your shares are voted.

Expenses of Soliciting Proxies

We will pay the expenses associated with soliciting proxies. Following the original distribution and mailing of the solicitation materials, we or our agents may solicit proxies by mail, email, telephone, facsimile, by other similar means, or in person. Our directors, officers and other employees, without additional compensation, may solicit proxies personally or in writing, by telephone, email or otherwise. Following the original distribution and mailing of the solicitation materials, we will request brokers, custodians, nominees and other record holders to forward copies of those materials to persons for whom they hold shares and to request authority for the exercise of proxies. In such cases, we, upon the request of the record holders, will reimburse such holders for their reasonable expenses. If you choose to access the proxy materials and/or vote through the internet, you are responsible for any internet access charges you may incur.

Revocability of Proxies

A stockholder of record who has given a proxy may revoke it at any time before the closing of the polls by the inspector of elections at the meeting by:

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delivering to our Corporate Secretary (by any means, including facsimile) a written notice stating that the proxy is revoked;
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signing and delivering a proxy bearing a later date;
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voting again through the internet or by telephone; or
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attending and voting online at the meeting by following the instructions posted at www.virtualshareholdermeeting.com/DICE2023 (although attendance at the meeting will not, by itself, revoke a proxy).

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, and you wish to revoke a proxy, you must contact that firm to revoke or change any prior voting instructions.

Electronic Access to the Proxy Materials

The Notice of Internet Availability will provide you with instructions regarding how to:

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view our proxy materials for the meeting through the Internet;
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instruct us to mail paper copies of our future proxy materials to you; and
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instruct us to send our future proxy materials to you electronically by email.

Choosing to receive your future proxy materials by email will reduce the impact of our annual meetings of stockholders on the environment and lower the costs of printing and distributing our proxy materials. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it. For questions regarding electronic delivery, registered holders may contact our transfer agent, American Stock Transfer & Trust Company, LLC by email through their website at https://www.astfinancial.com or by phone at +1 (800) 937-5449.

Voting Results

Voting results will be tabulated and certified by the inspector of elections appointed for the meeting. The final results will be tallied by the inspector of elections and filed with the SEC in a Current Report on Form 8-K within four business days of the meeting.

Implications of Being an “Emerging Growth Company” and “Smaller Reporting Company”

We are an “emerging growth company” as that term is used in the Jumpstart Our Business Startups Act of 2012, and a “smaller reporting company” as defined under Rule 405 of the Securities Act of 1933, and, as such, have elected to comply with certain reduced public company reporting requirements. These reduced reporting requirements include reduced disclosure about the company’s executive compensation arrangements and no requirement to have non-binding advisory votes on executive compensation.

CORPORATE GOVERNANCE STANDARDS AND DIRECTOR INDEPENDENCE

We are committed to good corporate governance practices. These practices provide an important framework within which our Board of Directors and management pursue our strategic objectives for the benefit of our stockholders.

Corporate Governance Guidelines

Our Board of Directors has adopted Corporate Governance Guidelines that set forth expectations for directors, director independence standards, Board committee structure and functions, and other policies for the governance of the company. Our Corporate Governance Guidelines are available on the investor relations section of our website at https://investors.dicetherapeutics.com/corporate-governance/governance-overview.

Board Composition and Leadership Structure

Our Corporate Governance Guidelines provide that our board of directors shall be free to choose its chairperson in any way that it considers in the best interests of our company, and that the nominating and corporate governance committee shall periodically consider the leadership structure of our board of directors and make such recommendations to the board of directors with respect thereto as the nominating and corporate governance committee deems appropriate. Our Corporate Governance Guidelines also provide that, when the positions of chairperson and Chief Executive Officer are held by the same person, the independent directors may designate a “lead independent director.” In cases in which the chairperson and Chief Executive Officer are the same person, the chairperson schedules and sets the agenda for meetings of the board of directors in consultation with the lead independent director, and the chairperson, or if the chairperson is not present, the lead independent director, chairs such meetings. In addition, the responsibilities of the lead independent director include: presiding over executive sessions of independent directors; serving as a liaison between the chairperson and the independent directors; being available, under appropriate circumstances, for consultation and direct communication with stockholders; and performing such other functions and responsibilities as requested by the board of directors from time to time.

The positions of Chief Executive Officer and Chair of our Board of Directors are held by two different individuals (Dr. J. Kevin Judice and Dr. Richard Scheller, respectively). This structure allows Dr. Judice to focus on our day-to-day business while Dr. Scheller leads our Board of Directors in its fundamental role of providing advice to and independent oversight of management. Dr. Scheller was selected as our Chair due to his extensive experience in scientific research and development and deep understanding of our business, as well as his leadership capabilities based on his experience as a board member and senior executive in the biotechnology industry. Our Board of Directors believes such separation of our CEO and our Chair is appropriate, as it enhances the accountability of the Chief Executive Officer to the Board of Directors, strengthens the independence of the Board of Directors from management and provides objective, yet knowledgeable, leadership of our Board of Directors.

Board’s Role in Risk Oversight

Our Board of Directors believes that open communication between management and the Board of Directors is essential for effective risk management and oversight. Our Board of Directors meets with our Chief Executive Officer and other members of the senior management team at quarterly Board of Director meetings, where, among other topics, they discuss strategy and risks in the context of reports from the management team and evaluate the risks inherent in significant transactions. While our Board of Directors is ultimately responsible for risk oversight, our Board committees assist the Board of Directors in fulfilling its oversight responsibilities in certain areas of risk. The Audit Committee assists our Board of Directors in reviewing our major financial risk exposures, our internal control over financial reporting, our disclosure controls and procedures, legal and regulatory compliance, cybersecurity matters, and, among other things, discusses with management and our independent auditor guidelines and policies with respect to risk assessment and risk management. The Compensation Committee assists our Board of Directors in assessing risks created by the incentives inherent in our compensation policies. The Nominating and Corporate Governance Committee assists our Board of Directors in fulfilling its oversight responsibilities with respect to the management of corporate, legal and regulatory risk. The Research and Development Committee assists our Board of Directors in fulfilling its oversight responsibilities with respect to our research and development and platform programs.

Cybersecurity Risk Oversight

Securing the information of participants in our studies, medical professionals, team members, and other third parties is important to us. We have adopted physical, technological, and administrative controls on data security, and have a defined procedure for data incident detection, containment, response, and remediation. While everyone at our company plays a part in managing these risks, oversight responsibility is shared by our Board of Directors, our Audit Committee, and management.

Director Independence

Our common stock is listed on the Nasdaq Global Market. Under the rules of the Nasdaq Stock Market, independent directors must constitute a majority of a listed company’s Board of Directors. In addition, the rules of the Nasdaq Stock Market require that, subject to specified exceptions, each member of a listed company’s Audit, Compensation and Nominating and Corporate Governance Committees must be an “independent director”. Under the rules of the Nasdaq Stock Market, a director will only qualify as an “independent director” if, in the opinion of that company’s Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Additionally, Compensation Committee members must not have a relationship with the listed company that is material to the director’s ability to be independent from management in connection with the duties of a Compensation Committee member.

Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (Exchange Act). In order to be considered independent for purposes of Rule 10A-3, a member of an Audit Committee of a listed company may not, other than in his or her capacity as a member of the Audit Committee, the Board of Directors or any other Board committee: (i) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (ii) be an affiliated person of the listed company or any of its subsidiaries.

Our Board of Directors has undertaken a review of the independence of each director and considered whether each director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our Board of Directors determined that all of our directors, except for Dr. Judice, are “independent directors” as defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the Nasdaq Stock Market. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and us with regard to each directors’ business and personal activities and relationships as they may relate to us and our management, including the beneficial ownership of our capital stock by each non-employee director and any affiliates.

Diversity and Inclusion

In appointing and nominating directors, our Board of Directors considers criteria such as independence, integrity, diversity (including with respect to race, ethnicity, gender and sexuality), geography, financial skills and other expertise, breadth of experience, knowledge about our business and industry, willingness and ability to devote adequate time and effort to our Board, ability to contribute to our Board’s overall effectiveness, and the needs of our Board and its committees. While we have not adopted a specific policy regarding Board diversity, we value diversity on a company-wide basis. The following table sets forth the diversity statistics as self-identified by the members of our Board of Directors.

Board Diversity Matrix (As of April 14, 2023)

Total Number of Directors: 7 directors
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	3	—	2
Part II: Demographic Background
White	2	3	—	—
Did Not Disclose Demographic Background	—	—	—	2

Committees of Our Board of Directors

Our Board of Directors has established an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, and a Research and Development Committee, each of which has the composition and responsibilities described below. Members serve on these committees until their resignation or until otherwise determined by our Board of Directors. Each of these committees has a written charter, copies of which are available on the investor relations section of our website at https://investors.dicetherapeutics.com/corporate-governance/governance-overview.

Audit Committee

Our Audit Committee is composed of Ms. Sharon Tetlow, Mr. Jim Scopa and Dr. Jake Simson. Ms. Tetlow is the Chair of our Audit Committee. The composition of our Audit Committee meets the requirements for independence under the current

Nasdaq Stock Market and SEC rules and regulations. Each member of our Audit Committee is financially literate. In addition, our Board of Directors has determined that Ms. Tetlow is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act. Our Audit Committee is directly responsible for, among other things:

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selecting and hiring our independent registered public accounting firm;
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the qualifications, independence and performance of our independent auditors;
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the preparation of the audit committee report to be included in our annual proxy statement;
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our accounting and financial reporting processes, including our financial statement audits and the integrity of our financial statements; and
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reviewing and approving related-person transactions.

Compensation Committee

Our Compensation Committee is composed of Mr. Scopa, Dr. Jake Simson and Ms. Lisa Bowers. Mr. Scopa is the Chair of our Compensation Committee. The composition of our Compensation Committee meets the requirements for independence under the current Nasdaq Stock Market and SEC rules and regulations. Our Compensation Committee is responsible for, among other things:

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evaluating, recommending, approving and reviewing executive officer compensation arrangements, plans, policies and programs;
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evaluating and providing input for non-employee director compensation arrangements for determination by the management team;
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providing oversight for our cash-based and equity-based compensation plans; and
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compliance with regulatory requirements associated with the compensation of directors, officers and employees.

The Compensation Committee has the sole authority and responsibility, subject to any approval by the Board of Directors which the Compensation Committee or legal counsel determines to be desirable or required by applicable law or the Nasdaq rules, to determine all aspects of executive compensation packages for the Chief Executive Officer and other executive officers. The Compensation Committee also makes recommendations to our Board of Directors regarding the form and amount of compensation of non-employee directors. The Compensation Committee may take into account the recommendations of the Chief Executive Officer with respect to compensation of the other executive officers, and the recommendations of the Board of Directors or any member of the Board of Directors with respect to compensation of the Chief Executive Officer and other executive officers.

The Compensation Committee engaged an independent executive compensation consulting firm, Pearl Meyer & Partners, LLC (Pearl Meyer), to evaluate our executive and director compensation programs and practices and to provide advice and ongoing assistance on these matters for the fiscal year ended December 31, 2022. Specifically, Pearl Meyer was engaged to:

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provide compensation-related data for a peer group of companies to serve as a basis for assessing competitive compensation practices;
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review and assess our current Board of Directors, Chief Executive Officer and other executive officer compensation policies and practices and equity profile, relative to market practices;
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review and assess our current executive compensation program relative to market to identify any potential changes or enhancements to be brought to the attention of the Compensation Committee; and
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review market practices regarding base salary, bonus and equity programs.

Representatives of Pearl Meyer met informally with the Chair of the Compensation Committee and attended the regular meetings of the Compensation Committee, including executive sessions from time to time without any members of management present. During the fiscal year ended December 31, 2022, Pearl Meyer worked directly with the Compensation Committee (and not on behalf of management) to assist the committee in satisfying its responsibilities and undertook no projects for management without the committee’s prior approval. The Compensation Committee has determined that none of the work performed by Pearl Meyer during the fiscal year ended December 31, 2022 raised any conflict of interest.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is composed of Dr. Mittie Doyle and Ms. Tetlow. Our Nominating and Corporate Governance Committee is responsible for, among other things:

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identifying, considering and recommending candidates for membership on our Board of Directors;
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overseeing the process of evaluating the performance of our Board of Directors; and
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advising our Board of Directors on other corporate governance matters.

Research and Development Committee

Our Research and Development Committee is composed of Dr. Richard Scheller, Dr. Doyle and Dr. Simson. Dr. Scheller is the Chair of the Research and Development Committee. Our Research and Development Committee is responsible for, among other things:

•
reviewing and providing advice on our research and development programs and our progress in achieving strategic research, development and commercialization objectives;
•
overseeing our research and development platform programs and product candidate pipeline;
•
reviewing external scientific research, discoveries and commercial developments, as appropriate; and
•
evaluating our overall intellectual property strategies.

Codes of Conduct and Ethics

Our Board of Directors has adopted a code of business conduct and ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. We intend to disclose future amendments to certain provisions of our code of conduct and ethics, or waivers of these provisions, on our website or in public filings to the extent required by applicable rules. The full text of our code of conduct and ethics is posted on the investor relations section of our website at https://investors.dicetherapeutics.com/corporate-governance/governance-overview.

Anti-Hedging

We have adopted an Insider Trading Policy that that applies to all of our employees, officers and directors, including our Chief Executive Officer and other executive officers, which prohibits such individuals from engaging in hedging or monetization transactions involving our securities, such as zero cost collars and forward sale contracts, or contributing our securities to exchange funds in a manner that could be interpreted as hedging in our stock.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee is or has been an officer or employee of the Company. None of our executive officers currently serves, or in the last fiscal year has served, as a member of the Board of Directors, or as a member of the Compensation or similar committee, of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.

Board and Committee Meetings and Attendance

The Board of Directors and its committees meet regularly throughout the year and also hold special meetings and act by written consent from time to time. During 2022, the Board of Directors held seven meetings including telephonic meetings; the Audit Committee held four meetings; the Compensation Committee held five meetings; and the Nominating and Corporate Governance Committee held three meetings. During 2022, none of the directors attended fewer than 75% of the aggregate of the total number of meetings held by the Board of Directors during his or her tenure and the total number of meetings held by all committees of the Board of Directors on which such director served during his or her tenure. The independent members of the Board of Directors also meet separately without management directors on a regular basis to discuss such matters as the independent directors consider appropriate.

Board Attendance at Annual Stockholders’ Meeting

We invite and encourage each member of our Board of Directors to attend our annual meetings of stockholders. We do not have a formal policy regarding attendance of our annual meetings of stockholders by the members of our Board of Directors. All of our directors then in office attended our 2022 annual meeting of stockholders.

Communication with Directors

Stockholders and interested parties who wish to communicate with our Board of Directors, non-management members of our Board of Directors as a group, a committee of the Board of Directors or a specific member of our Board of Directors (including our Chair) may do so by letters addressed to:

DICE Therapeutics, Inc.

c/o Corporate Secretary

400 East Jamie Court, Suite 300

South San Francisco, California, 94080

All communications by letter addressed to the attention of our Corporate Secretary will be reviewed by the Corporate Secretary and provided to the members of the Board of Directors unless such communications are unsolicited items, sales materials and other routine items and items unrelated to the duties and responsibilities of the Board of Directors.

Considerations in Evaluating Director Nominees

The Nominating and Corporate Governance Committee is responsible for identifying, considering and recommending candidates to the Board of Directors for Board membership. A variety of methods are used to identify and evaluate director nominees, with the goal of maintaining and further developing a diverse, experienced and highly qualified Board of Directors. Candidates may come to our attention through current members of our Board of Directors, professional search firms, stockholders or other persons. The director candidates standing for election for the first time were identified by a third-party search firm.

The Nominating and Corporate Governance Committee will recommend to the Board of Directors for selection all nominees to be proposed by the Board of Directors for election by the stockholders, including approval or recommendation of a slate of director nominees to be proposed by the Board of Directors for election at each annual meeting of stockholders, and will recommend all director nominees to be appointed by the Board of Directors to fill interim director vacancies.

Our Board of Directors encourages selection of directors who will contribute to the company’s overall corporate goals. The Nominating and Corporate Governance Committee may from time to time review and recommend to the Board of Directors the desired qualifications, expertise and characteristics of directors, including such factors as business experience, diversity and personal skills in life sciences and biotechnology, finance, marketing, financial reporting and other areas that are expected to contribute to an effective Board of Directors. Exceptional candidates who do not meet all of these criteria may still be considered. In evaluating potential candidates for the Board of Directors, the Nominating and Corporate Governance Committee considers these factors in the light of the specific needs of the Board of Directors at that time.

In addition, under our Corporate Governance Guidelines, a director is expected to spend the time and effort necessary to properly discharge such director’s responsibilities. Accordingly, a director is expected to regularly attend meetings of the Board of Directors and committees on which such director sits, and to review prior to meetings material distributed in advance for such meetings. Thus, the number of other public company boards and other boards (or comparable governing bodies) on which a prospective nominee is a member, as well as his or her other professional responsibilities, will be considered. Also, under our Corporate Governance Guidelines, there are no limits on the number of three-year terms that may be served by a director. However, in connection with evaluating recommendations for nomination for reelection, the Nominating and Corporate Governance Committee considers director tenure.

Stockholder Recommendations for Nominations to the Board of Directors

The Nominating and Corporate Governance Committee will consider properly submitted stockholder recommendations for candidates for our Board of Directors who meet the minimum qualifications as described above. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. A stockholder of record can nominate a candidate for election to the Board of Directors by complying with the procedures in Article I, Section 1.12 of our bylaws. Any eligible stockholder who wishes to submit a nomination should review the requirements in the bylaws on nominations by stockholders. Any nomination should be sent in writing to our Corporate Secretary, DICE Therapeutics, Inc., 400 East Jamie Court, Suite 300, South San Francisco, California, 94080. Submissions must include the full name of the proposed nominee, complete biographical information, a description of the proposed nominee’s qualifications as a director, other information specified in our bylaws, a representation that the nominating stockholder is a beneficial or record holder of our stock and such other information as the Company may reasonably require to determine the eligibility of such proposed nominee. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. These candidates are evaluated at meetings of the Nominating and Corporate Governance Committee and may be considered at any point during the year. If any materials are provided by a stockholder in connection with the recommendation of a director candidate, such materials are forwarded to the Nominating and Corporate Governance Committee.

Additional information regarding the process for properly submitting stockholder nominations for candidates for membership on our Board of Directors is set forth below under “Stockholder Proposals to Be Presented at Next Annual Meeting.”

PROPOSAL NO. 1

ELECTION OF CLASS II DIRECTORS

Our Board of Directors is divided into three classes. Each class serves for three years, with the terms of office of the respective classes expiring in successive years. Directors and director nominees in Class II will stand for election at this meeting. The terms of office of directors in Class I and Class III do not expire until the annual meetings of stockholders to be held in 2025 and 2024, respectively. Our Nominating and Corporate Governance Committee recommended to our Board of Directors, and our Board of Directors nominated Mr. Jim Scopa and Dr. Jake Simson, each an incumbent Class II director, for election as Class II directors at the Annual Meeting. At the recommendation of our Nominating and Corporate Governance Committee, our Board of Directors proposes that each of the Class II nominees be elected as a Class II director for a three-year term expiring at the annual meeting of stockholders to be held in 2026 and until such director’s successor is duly elected and qualified or until such director’s earlier resignation or removal.

Each director will be elected by a plurality of the votes present online at the virtual Annual Meeting or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the two individuals nominated for election to the Board of Directors at the Annual Meeting receiving the highest number of “FOR” votes will be elected. You may either vote “FOR” one or more of the nominees or “WITHHOLD” your vote with respect to one or more of the nominees. Shares represented by proxies will be voted “FOR” the election of each of the Class II nominees, unless the proxy is marked to withhold authority to so vote. You may not cumulate votes in the election of directors. If any nominee for any reason is unable to serve, the proxies may be voted for such substitute nominee as the proxy holders, who are officers of our company, might determine. Each nominee has consented to being named in this proxy statement and to serve if elected. Proxies may not be voted for more than two directors.

Composition of the Board of Directors

The following table sets forth the names, ages, and certain other information for each director with a term expiring at the annual meeting (who is also a nominee for election as a director at the annual meeting) and for each of the continuing members of our board. All information is as of April 14, 2023

				Committee Membership
Name	Age	Class	Director Since	Audit	Compensation	Nominating and Corporate Governance
Nominees to the Board of Directors:
Jim Scopa	64	II	2020	X	X*
Jake Simson, Ph.D.	37	II	2020	X	X
Continuing Directors:
Lisa Bowers	50	I	2022		X
Mittie Doyle, M.D.	58	I	2022			X
J. Kevin Judice, Ph.D.	60	III	2013
Richard Scheller, Ph.D.	69	III	2015
Sharon Tetlow	63	III	2020	X*		X

Nominees to the Board of Directors

Jim Scopa, M.B.A., J.D. has served on our board of directors since November 2020. Mr. Scopa has served as a member of the advisory board and the investment advisory committee of OneVentures, an Australian venture capital firm since July 2017. From January 2017 to June 2018, Mr. Scopa was a fellow at Stanford University in the Distinguished Careers Institute. From May 2005 to December 2016, he served on the investment committee of MPM Capital, a life sciences venture capital firm. Mr. Scopa currently serves on the board of directors of Aligos Therapeutics, Inc., a public biopharmaceutical company, since April 2021, Adverum Biotechnologies, Inc., a public biotechnology company, since May 2019, and Neuron23, Inc., a biotechnology company, since November 2020. Mr. Scopa received his A.B. from Harvard College, his M.B.A. from Harvard Business School, and his J.D. from Harvard Law School. We believe that Mr. Scopa is qualified to serve as a member of our board of directors because of his extensive experience as a venture capital investor in the biotechnology and biopharmaceuticals industries and as a board member of biotechnology companies.

Jake Simson, Ph.D. has served on our board of directors since December 2020. Dr. Simson has served as a Partner at RA Capital Management, L.P., a multi-stage life sciences investment firm since December 2020. From July 2013 to December 2020, Dr. Simson served as an Associate, Analyst and then a Principal at RA Capital Management, L.P. He currently serves on the board of directors of Xenikos, B.V., a biopharmaceutical company, Tyra Biosciences, a biotechnology company, Janux Therapeutics, Inc., a biopharmaceutical company, and Cedilla Therapeutics, a biopharmaceutical company. Dr. Simson received his B.S. in Materials Science and Engineering from the Massachusetts Institute of Technology and his Ph.D. in Biomedical Engineering from Johns Hopkins University. We believe that Dr. Simson is qualified to serve as a member of our board of directors because of his experience as an investor in the biopharmaceutical industry and educational background.

Continuing Directors

Lisa Bowers has served on our board of directors since March 2022. Ms. Bowers served as the Chief Commercial Officer of Day One Biopharmaceuticals, Inc. from October 2020 to September 2022. Prior to joining Day One, she was the CEO, founder and board member of Rhia Ventures, a social impact investment organization focused on reproductive health, from April 2018 to September 2020, and the COO of the Tara Health Foundation from November 2017 to April 2019. Previously, Ms. Bowers had an extensive career at Genentech/Roche, where she was the Vice President and Region Head of the North American Supply Chain from June 2015 to October 2017. Prior to this role, Ms. Bowers led Genentech’s patient access services and led the company’s strategic marketing function for managed care organizations. She has served as a board observer for Cadence Health and as a member of the Planned Parenthood Mar Monte board of directors. Ms. Bowers holds a B.A. in English from Yale University and a Master of Health Services Administration from the University of Michigan School of Public Health. We believe that Ms. Bowers is qualified to serve as a member of our board of directors because of her experience in the healthcare industry and educational background.

Mittie Doyle, M.D., has served on our board of directors since March 2022. Dr. Doyle has served as Chief Medical Officer of Aro Biotherapeutics Company, a private biotechnology company, since September 2021. Previously, Dr. Doyle served as Vice President, Global Therapeutic Area Head, Research & Development, Immunology at CSL Behring from October 2017 to October 2021, as Vice President, Global Development Lead of Shire Pharmaceuticals from August 2016 to October 2017, as Vice President, Clinical Research of Flexion Therapeutics from April 2015 to August 2016, and as Senior Medical Director of Alexion Pharmaceuticals from June 2012 to April 2015. Dr. Doyle received her B.A. in Romance Languages from Princeton University and her M.D. from Yale University School of Medicine. She completed her postdoctoral training at Harvard Medical School including residency in Internal Medicine at Massachusetts General Hospital and clinical/research fellowship in Rheumatology and Immunology at Brigham and Women’s Hospital. We believe that Dr. Doyle is qualified to serve as a member of our board of directors because of her experience in the biotechnology and pharmaceutical industries and scientific and educational background.

J. Kevin Judice, Ph.D. is one of our co-founders and has served as our Chief Executive Officer since August 2013. From December 2012 to January 2015, Dr. Judice served as the Chief Scientific Officer of Cidara Therapeutics, Inc., a biotechnology company that he co-founded. From May 2004 to October 2011, Dr. Judice served as the Chief Scientific Officer and Chief Executive Officer of Achaogen, Inc., a publicly traded biopharmaceutical company he founded. From April 2002 to May 2003, Dr. Judice served as Senior Director, Medicinal Chemistry at Genentech, Inc., a biopharmaceutical company that is now part of the Roche Group. From September 1997 to March 2002, he served as Vice President, Chemistry at Theravance Biopharma, Inc. From August 1993 to August 1997, Dr. Judice served as Scientist, Bioorganic Chemistry at Genentech, Inc. Dr. Judice received his B.S. in Chemistry from Texas A&M University, his Ph.D. in Organic Chemistry from the University of California, Los Angeles completed a postdoctoral fellowship at the University of California, Berkeley. We believe that Dr. Judice is qualified to serve as a member of our board of directors because of his extensive experience in leadership roles at various biopharmaceutical companies and in the development of biopharmaceutical products, and the continuity that he brings to our board of directors as our co-founder and Chief Executive Officer.

Richard Scheller, Ph.D. has served as the chairman of our board of directors since December 2015. He joined BridgeBio Pharma, a biopharmaceutical company, as Chairman of Research and Development in 2019 and director, having served as a member of the board since 2018. From 2015 to 2019, Dr. Scheller served as the head of therapeutics and chief scientific officer at 23andMe. In early 2019, he retired from 23andMe and was appointed to its board of directors. He also serves on the board of directors at Alector, Inc., Maze Therapeutics and Aarvik Therapeutics, Inc. From 2001 to 2014, he was the Chief Scientific Officer at Genentech, Inc., a biopharmaceutical company that is now part of the Roche Group. From 1982 to 2001, Dr. Scheller was a professor at Stanford University and was an investigator at the Howard Hughes Medical Institute of Stanford University Medical Center. Dr. Scheller received his B.S. in Biochemistry from the University of Wisconsin-Madison and his Ph.D. in Chemistry from the California Institute of Technology. He was a postdoctoral fellow in the Division of Biology at the California Institute of Technology and a postdoctoral fellow in Molecular Neurobiology at Columbia University. We believe that Dr. Scheller is qualified to serve as a member of our board of directors because of his scientific and research background, extensive experience as a board member, and his senior management experience in the biotechnology industry.

Sharon Tetlow, M.B.A. has served on our board of directors since November 2020. Ms. Tetlow has served as Managing Partner of Potrero Hill Advisors, which provides strategic and operational financial support to life science companies through its team of chief financial officers and controllers since January 2016. She was previously a managing director with Danforth Advisors and before that served as chief financial officer of public and private biotechnology companies. She currently serves as board member, audit committee chair, qualified financial expert and member of the nominating and corporate governance committee for Structure Therapeutics, Inc., a public biopharmaceutical company, and serves on the supervisory board of directors and as audit committee chair of Valneva SE, a global, commercial stage, public vaccine company. She previously served on the board of directors and as chair of the audit committee of Catalyst Biosciences, Inc., a biopharmaceutical company. Ms. Tetlow received her B.S. in Psychology from the University of Delaware and her M.B.A. from Stanford University. We believe that Ms. Tetlow is qualified to serve as a member of our board of directors because of her expertise in corporate finance and strategy in the biotechnology and pharmaceutical industries and her public company board experience.

Family Relationships

There are no familial relationships among any of our directors and executive officers.

Non-Employee Director Compensation

Our Board of Directors adopted a compensation program for our non-employee directors, which became effective upon the closing of our initial public offering. Dr. Judice, our Chief Executive Officer and a member of our Board of Directors, receives no compensation for his service as a director. For the year ended December 31, 2022, our non-employee directors other than Dr. Gandhi and Dr. Zachary received the following compensation:

•
Cash Compensation. The program provides an annual cash retainer of $35,000 to each non-employee director. Additionally, the Chair of our Board of Directors receives an additional annual payment of $30,000; the Chair of our Audit, Compensation and Nominating and Corporate Governance Committees each receive an additional annual payment of $15,000; and the members of our Audit, Compensation and Nominating and Corporate Governance Committees each receive an additional annual payment of $7,500.
•
Equity Compensation. Each new non-employee director who joins our Board of Directors will receive an initial option to acquire 42,500 shares of our common stock. On the date of each annual meeting of stockholders, each non-employee director who continues to serve on our Board of Directors immediately following such meeting and has been a non-employee director for six months or more on the date of the annual meeting will receive an option grant to acquire 21,250 shares of our common stock. The initial option grant vests in 36 monthly installments subject to the director’s continued service with the Company. The annual option grant vests on the earlier to occur of (i) the one-year anniversary of the date of grant of the annual award and (ii) the subsequent annual meeting of stockholders, in each case, subject to the director’s continued service with the Company.

All cash compensation to non-employee directors is paid quarterly in arrears. Non-employee directors are also reimbursed for reasonable expenses incurred in serving as a director, including travel expenses for attending meetings of our Board of Directors.

The following table sets forth the compensation awarded to and earned by or paid to our non-employee directors for services provided during the year ended December 31, 2022:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)	Stock Awards ($)(2)	Total ($)
Richard Scheller, Ph.D.(3)	66,875	305,001	—	371,876
Lisa Bowers(4)	31,875	520,636	—	552,511
Mittie Doyle, M.D.(5)	31,875	520,636	—	552,511
Shaan C. Gandhi, M.D., D.Phil.(6)	3,438	—	—	3,438
Jim Scopa(7)	57,500	207,400	—	264,900
Jake Simson, Ph.D.(8)	24,045	207,400	—	231,445
Sharon Tetlow	57,500	207,400	—	264,900
Stephen Zachary, Ph.D.(9)	—	—	—	—

(1)
The amounts in this column represent the aggregate grant date fair value of the stock options granted to our directors during the year ended December 31, 2022 as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification (FASB ASC) Topic 718. The assumptions used in calculating the aggregate grant date fair value of the awards reported in this column are set forth in Note 12 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022. The amounts reported in this column reflect the accounting cost for these awards, and do not correspond to the actual economic value that may be received by our directors from the awards.
(2)
The aggregate number of option awards and stock awards for each non-employee director that were outstanding as of December 31, 2022 is shown in the table below. Amounts in the “Outstanding Stock Awards” column represent unvested restricted common stock related to profit interest units granted prior to the conversion of the Company from a limited liability company to a C corporation in September 2021. Upon the conversion, such profits interest were canceled and holders received unvested restricted common stock.

Name	Outstanding Option Awards	Outstanding Stock Awards
Richard Scheller, Ph.D.	75,606	7,303
Lisa Bowers	42,500	—
Mittie Doyle, M.D.	42,500	—
Jim Scopa	55,407	16,352
Jake Simson, Ph.D.	21,250	—
Sharon Tetlow	55,407	16,352

(3)
Dr. Scheller received an option grant to acquire an additional 10,000 shares of our common stock in connection with his role as Chair of the Board of Directors. Dr. Scheller served as a member of the Compensation Committee through March 2022.
(4)
Ms. Bowers joined the Board of Directors and as a member of the Compensation Committee in March 2022.
(5)
Dr. Doyle joined the Board of Directors and as a member of the Nominating and Corporate Governance Committee in March 2022.
(6)
Dr. Gandhi served as a member of the Nominating and Corporate Governance Committee until March 2022 when he became the chair until his resignation from the Board on February 10, 2023, and also served as a member of the Audit Committee until his resignation from the Board. Prior to the date of becoming an independent director in December 2022, Dr. Gandhi did not collect any board fees. Dr. Gandhi had no outstanding option awards as of December 31, 2022.
(7)
Mr. Scopa joined as chair of the Compensation Committee in March 2022 and served as chair of the Nominating and Corporate Governance Committee through March 2022.
(8)
Prior to the date of our 2022 annual meeting of stockholders, Dr. Simson did not collect any board fees. Dr. Simson served as chair of the Compensation Committee through March 2022 and joined as a member of the Audit Committee in February 2023. Pursuant to an agreement between Dr. Simson and RA Capital Management, L.P., the venture capital fund to which he is a partner, Dr. Simson’s cash compensation is paid directly to RA Capital Management, L.P.
(9)
Dr. Zachary resigned from the Board on March 31, 2022. Dr. Zachary had no outstanding option awards as of December 31, 2022.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINATED CLASS II DIRECTORS.

PROPOSAL NO. 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected Ernst & Young LLP as our principal independent registered public accounting firm to perform the audit of our financial statements for the fiscal year ending December 31, 2023. Ernst & Young LLP has served as our auditor since 2019. We expect that representatives of Ernst & Young LLP will be present at the Annual Meeting, will be able to make a statement if they so desire and will be available to respond to appropriate questions.

At the Annual Meeting, the stockholders are being asked to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Our Audit Committee is submitting the selection of Ernst & Young LLP to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. If this proposal does not receive the affirmative approval of a majority of the votes cast on the proposal, the Audit Committee would reconsider the appointment. Notwithstanding its selection and even if our stockholders ratify the selection, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in our best interests and the interests of our stockholders.

Principal Accountant Fees and Services

The following table presents fees for professional audit services rendered by Ernst & Young LLP for the audit of our annual financial statements for the years ended December 31, 2022 and 2021.

Fees Billed	2022	2021
Audit fees(1)	$964,250	$1,678,347
Audit-related fees(2)	—	—
Tax fees(3)	—	—
All other fees(4)	—	—
Total fees	$964,250	$1,678,347

(1)
“Audit fees” include fees for professional services provided by Ernst & Young LLP in connection with the audit of our financial statements, review of our quarterly financial statements, and related services that are typically provided in connection with registration statements, including the registration statement for our public offerings. Included in the 2021 Audit Fees are $1,107,000 of fees billed in connection with the initial public offering registration statement.
(2)
“Audit-related fees” include fees billed for assurance and related services reasonably related to the performance of the audit or review of our financial statements for fiscal years 2022 and 2021.
(3)
“Tax fees” include fees for tax compliance and advice. Tax advice fees encompass a variety of permissible services, including technical tax advice related to federal and state income tax matters, assistance with sales tax, and assistance with tax audits.
(4)
There were no other fees incurred in 2022 or 2021.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our Audit Committee generally pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. Our Audit Committee may also pre-approve particular services on a case-by-case basis. All of the services relating to the fees described in the table above were approved by our Audit Committee.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL NO. 2.

PROPOSAL NO. 3

Approval of an Amended and Restated Certificate of Incorporation to Permit the Exculpation of Officers

Section 102(b)(7) of the General Corporation Law of the State of Delaware was amended effective August 1, 2022 to authorize exculpation of officers of Delaware corporations. Specifically, the amendment permits Delaware corporations to exculpate their officers, in addition to their directors, for personal liability for breach of the duty of care in certain actions. This exculpation would not protect officers from liability for breach of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. Nor would this exculpation shield such officers from liability for claims brought by or in the right of the corporation, such as derivative claims.

Our Board of Directors believes it is necessary to provide protection to officers to the fullest extent permitted by law in order to attract and retain highly-qualified senior leadership. The nature of the role of directors and officers often requires them to make decisions on crucial matters often in time-sensitive situations, which can create substantial risk of investigations, claims, actions, suits or proceedings seeking to impose liability on the basis of hindsight, especially in the current litigious environment and regardless of merit. Limiting concern about personal risk would empower both directors and officers to best exercise their business judgment in furtherance of stockholder interests. We expect competitor companies will likely adopt exculpation clauses that limit the personal liability of officers in their charters and failing to adopt the amendment could negatively affect our ability to recruit and retain high-caliber officer candidates.

The proposed amendment is not being proposed in response to any specific resignation, threat of resignation or refusal to serve by any director or officer. This protection has long been afforded to directors, and our Board of Directors believes that extending similar exculpation to its officers is fair and in the best interests of the Company and its stockholders. Accordingly, our Board of Directors has unanimously approved the Amended and Restated Certificate of Incorporation (Proposed Restated Certificate of Incorporation) in the form attached hereto as Appendix A and recommends that our stockholders vote “FOR” the Proposed Restated Certificate of Incorporation.

If our stockholders approve the Proposed Restated Certificate of Incorporation, our Board of Directors has authorized our officers to file the Proposed Restated Certificate of Incorporation with the Delaware Secretary of State, to become effective upon acceptance by the Delaware Secretary of State. Our Board of Directors intends to have that filing made if, and as soon as practicable after, this proposal is approved at this annual meeting.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL NO. 3.

REPORT OF THE AUDIT COMMITTEE

The information contained in the following report of the Audit Committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, unless and only to the extent that we specifically incorporate it by reference.

The Audit Committee has reviewed and discussed with our management and Ernst & Young LLP our audited financial statements as of and for the year ended December 31, 2022. The Audit Committee has also discussed with Ernst & Young LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (United States) and the U.S. Securities and Exchange Commission.

The Audit Committee has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with Ernst & Young LLP its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to our Board of Directors that the audited financial statements as of and for the year ended December 31, 2022 be included in our Annual Report on Form 10-K for the year ended December 31, 2022 for filing with the U.S. Securities and Exchange Commission.

Submitted by the Audit Committee

Sharon Tetlow, Chair

Jim Scopa

Jake Simson, Ph.D.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 31, 2023, by:

•
each stockholder known by us to be the beneficial owner of more than 5% of our common stock;
•
each of our directors or director nominees;
•
each of our named executive officers; and
•
all of our directors and executive officers as a group.

Percentage ownership of our common stock is based on 47,728,381 shares of our common stock outstanding on March 31, 2023. We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities, and the information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable. We have deemed all shares of common stock subject to options or other convertible securities held by that person or entity that are currently exercisable or that will become exercisable within 60 days of March 31, 2023 to be outstanding and to be beneficially owned by the person or entity holding the option for the purpose of computing the percentage ownership of that person or entity but have not treated them as outstanding for the purpose of computing the percentage ownership of any other person or entity. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o DICE Therapeutics, Inc., 400 East Jamie Court, Suite 300, South San Francisco, California 94080.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders:
Entities affiliated with RA Capital Management(1)	7,856,612	16.5%
FMR LLC(2)	5,197,357	10.9%
Entities affiliated with Northpond Ventures, LP(3)	3,292,871	6.9%
T. Rowe Price Associates, Inc.(4)	3,219,960	6.7%
Sands Capital Ventures, LLC(5)	3,148,970	6.6%
BlackRock, Inc.(6)	3,052,102	6.4%
Avoro Capital Advisors LLC(7)	2,525,555	5.3%
Named Executive Officers and Directors:
J. Kevin Judice, Ph.D.(8)	1,138,022	2.4%
Scott Robertson(9)	356,338	*
Timothy Lu, M.D., Ph.D.(10)	277,706	*
Richard Scheller, Ph.D.(11)	122,331	*
Sharon Tetlow(12)	72,383	*
Jim Scopa(13)	68,383	*
Lisa Bowers(14)	15,347	*
Mittie Doyle, M.D.(15)	15,347	*
Jake Simson, Ph.D.	—	*
All executive officers and directors as a group (10 persons)(16)	2,367,012	4.9%

* Represents beneficial ownership of less than one percent.

(1)
Based on information reported by RA Capital Management, L.P. (“RA Capital Management”) on a Schedule 13D/A filed with the SEC on March 29, 2023 and a Form 4 filed with the SEC on March 30, 2023, RA Capital Management, L.P., Peter Kolchinsky and Rajeev Shah have sole voting and dispositive power with respect to zero shares and shared voting and dispositive power over all the shares; RA Capital Healthcare Fund, L.P. has sole voting and dispositive power with respect to zero shares and shared voting and dispositive power over 7,070,205 shares. Dr. Kolchinsky and Mr. Shah are the controlling persons of RA Capital Management. Dr. Simson, a partner at RA Capital Management, is a member of our board of directors. The address for these entities is 200 Berkeley Street, 18th Floor, Boston, Massachusetts 02116.

(2)
Based on information reported by FMR LLC on a Schedule 13G/A filed with the SEC on February 9, 2023, FMR LLC has sole voting power with respect to 5,197,064 shares of common stock and sole dispositive power over all the shares. Abigail P. Johnson, Director, Chairman and Chief Executive Officer of FMR LLC, has sole dispositive power with respect to all the shares. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. The address of these entities is 245 Summer Street, Boston, MA 02210.
(3)
Based on information reported by Northpond Ventures, LP (“Northpond”) on a Schedule 13D/A filed with the SEC on November 10, 2022, Northpond Ventures, LP and Northpond Ventures GP, LLC have sole voting and dispositive power with respect to zero shares and shared voting and dispositive power over 2,603,075 shares; Northpond Ventures II, LP and Northpond Ventures II GP, LLC have sole voting and dispositive power with respect to zero shares and shared voting and dispositive power over 689,796 shares; Michael P. Rubin, sole managing member of each of Northpond GP and Northpond II GP, has sole voting and dispositive power with respect to zero shares and shared voting and dispositive power over all the shares. The address for these entities is 7500 Old Georgetown Road, Suite 850, Bethesda, MD 20814.
(4)
Based on information reported by T. Rowe Price Associates, Inc. (“T. Rowe Price”) on a Schedule 13G filed with the SEC on February 14, 2023, T. Rowe Price has sole voting power with respect to 594,703 shares and sole dispositive power with respect to all the shares and shared voting and dispositive power over zero shares. The address for T. Rowe Price is 100 E. Pratt Street, Baltimore, MD 21202.
(5)
Based on information reported by Sands Capital Global Venture Fund II, L.P. (“Sands Capital”) on a Schedule 13D filed with the SEC on September 27, 2021, individuals and entities affiliated with Sands Capital have sole voting and dispositive power with respect to zero shares and shared voting and dispositive power over all the shares. The address of Sands Capital is 1000 Wilson Blvd., Suite 3000, Arlington, VA 22209.
(6)
Based on information reported by BlackRock, Inc. (“BlackRock”) on a Schedule 13G filed with the SEC on February 13, 2023, entities affiliated with BlackRock have sole voting power with respect to 2,979,122 shares and sole dispositive power with respect to 3,052,102 shares and shared voting and dispositive power over zero shares. The address of BlackRock is 55 East 52nd Street, New York, NY 10055.
(7)
Based on information reported by Avoro Capital Advisors LLC (“Avoro”) on a Schedule 13G filed with the SEC on February 14, 2023, Avoro and Behzad Aghazadeh, portfolio manager and controlling person of Avoro, have sole voting and dispositive power over all the shares and shared voting and dispositive power over zero shares. The address of these entities is 110 Greene Street, Suite 800, New York, NY 10012.
(8)
Represents (i) 813,383 shares of our common stock held by Dr. Judice of which 133,682 shares are unvested and subject to repurchase by us if Dr. Judice ceases to provide service to us prior to the vesting of the shares; and (ii) 324,639 shares issuable upon the exercise of stock options that are exercisable within 60 days of March 31, 2023.
(9)
Represents (i) 216,750 shares of our common stock held by Mr. Robertson of which 32,096 shares are unvested and subject to repurchase by us if Mr. Robertson ceases to provide service to us prior to the vesting of the shares; and (ii) 139,588 shares issuable upon the exercise of stock options that are exercisable within 60 days of March 31, 2023.
(10)
Represents (i) 162,285 shares of our common stock held by Dr. Lu of which 57,241 shares are unvested and subject to repurchase by us if Dr. Lu ceases to provide service to us prior to the vesting of the shares; and (ii) 115,421 shares issuable upon the exercise of stock options that are exercisable within 60 days of March 31, 2023.
(11)
Represents (i) 92,524 shares of our common stock held by Dr. Scheller of which 4,494 shares are unvested and subject to repurchase by us if Dr. Scheller ceases to provide service to us prior to the vesting of the shares; and (ii) 29,807 shares issuable upon the exercise of stock options that are exercisable within 60 days of March 31, 2023.
(12)
Represents (i) 49,841 shares of our common stock held by Ms. Tetlow of which 9,430 shares are unvested and subject to repurchase by us if Ms. Tetlow ceases to provide service to us prior to the vesting of the shares; and (ii) 22,542 shares issuable upon the exercise of stock options that are exercisable within 60 days of March 31, 2023.
(13)
Represents (i) 22,122 shares of our common stock held by Mr. Scopa of which 9,430 shares are unvested and subject to repurchase by us if Mr. Scopa ceases to provide service to us prior to the vesting of the shares; (ii) 23,719 shares held of record by The James P. Scopa and Anne E. Kenner Family Trust, of which Mr. Scopa and his spouse are trustees, and (iii) 22,542 shares issuable upon the exercise of stock options that are exercisable within 60 days of March 31, 2023.
(14)
Represents 15,347 shares issuable upon the exercise of stock options held by Ms. Bowers that are exercisable within 60 days of March 31, 2023.

(15)
Represents 15,347 shares issuable upon the exercise of stock options held by Dr. Doyle that are exercisable within 60 days of March 31, 2023.
(16)
Includes (i) 1,563,263 shares of our common stock held by our directors and executive officers; and (ii) 803,749 shares issuable upon the exercise of stock options held by our directors and executive officers that are exercisable within 60 days of March 31, 2023.

EXECUTIVE OFFICERS

The following table provides information regarding our executive officers as of March 31, 2023:

Name	Age	Position(s)
J. Kevin Judice, Ph.D.	60	Founder, Chief Executive Officer and Director
Scott Robertson	43	Chief Business and Financial Officer
Timothy Lu, M.D., Ph.D.	48	Chief Medical Officer
John Jacobsen, Ph.D.	55	Chief Scientific Officer

J. Kevin Judice, Ph.D. is one of our co-founders and has served as our Chief Executive Officer since August 2013. Dr. Judice’s biographical information is set forth above under the heading “Proposal No. 1 Election of Class II Directors – Continuing Directors.”

John Jacobsen, Ph.D. has served as our Chief Scientific Officer since June 2021, and has previously served as our Senior Vice President, Drug Discovery from September 2019 to June 2021, our Senior Vice President, Chemistry from March 2018 to September 2019, and our Vice President, Chemistry from November 2015 to March 2018. Prior to joining us, from June 1998 to October 2015, Dr. Jacobsen served in various capacities at Theravance Biopharma, a biopharmaceutical company, most recently as Senior Director of Medicinal Chemistry. Dr. Jacobsen received his A.B. in Chemistry from Harvard College and his Ph.D. in Organic Chemistry from the University of California, Berkeley.

Timothy Lu, M.D., Ph.D. has served as our Chief Medical Officer since August 2020. Prior to joining us, from October 2012 to August 2020, Dr. Lu held increasing leadership roles in clinical development including serving as the Therapeutic Area Lead for IBD at Genentech, Inc., a biopharmaceutical company that is now part of the Roche Group. Prior to Genentech, Dr. Lu completed his internal medicine training and gastroenterology fellowship at and was an Assistant Professor of Medicine in the Department of Gastroenterology at the University of California San Francisco. Dr. Lu is a board-certified Gastroenterologist. Dr. Lu received a B.S. in Biology from Yale University and his M.D., Ph.D. degree from the University of Texas Southwestern Medical Center.

Scott Robertson, M.B.A. has served as our Chief Financial Officer since December 2017 and as our Chief Business Officer since July 2021, previously serving as our Vice President of Business Development from April 2016 to December 2017. Prior to joining us, from March 2010 to April 2016, Mr. Robertson served as Business Development Director for DuPont Pioneer, with responsibility for mergers & acquisitions and strategic partnerships. From August 2006 to March 2010, Mr. Robertson was an investment professional at MPM Capital, a life sciences-dedicated venture capital fund. From 2005 to 2006, Mr. Robertson was a member of the healthcare investment banking team at Merrill Lynch & Co. In addition, he currently serves as a Lecturer at the Haas School of Business at the University of California, Berkeley and as a member of the board of directors of Hexima Limited, a biotechnology company. Mr. Robertson received his B.S. in Business Administration from the University of Southern California and his M.B.A. from the Haas School of Business at the University of California, Berkeley.

EXECUTIVE COMPENSATION

The following tables and accompanying narrative disclosure set forth information about the compensation provided to certain of our executive officers during the years ended December 31, 2022 and 2021. We refer to these individuals as our “named executive officers.” Our named executive officers, which include our principal executive officer and the two most highly-compensated executive officers (other than our principal executive officer) who were serving as executive officers during the fiscal year ended December 31, 2022, were:

•
J. Kevin Judice, Ph.D., Founder and Chief Executive Officer;
•
Scott Robertson, Chief Business and Financial Officer; and
•
Timothy Lu, M.D., Ph.D., Chief Medical Officer.

Summary Compensation Table

The following table presents summary information regarding the total compensation for services rendered in all capacities that was awarded to and earned by our named executive officers during the years ended December 31, 2022 and 2021.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)(3)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(4)	Total ($)
J. Kevin Judice, Ph.D.	2022	540,000	—	—	4,933,577	300,000	5,773,577
Chief Executive Officer	2021	465,039	—	1,609,795	3,187,129	300,000	5,561,963
Scott Robertson	2022	440,000	—	—	1,977,149	250,000	2,667,149
Chief Business and Financial Officer	2021	388,262	—	428,008	1,362,748	200,000	2,379,018
Timothy Lu, M.D., Ph.D.	2022	450,000	—	—	2,022,088	250,000	2,722,088
Chief Medical Officer	2021	410,438	50,000	314,412	1,063,929	200,000	2,038,779

(1)
Represents a signing bonus paid to Dr. Lu following six months of employment pursuant to his offer letter.
(2)
The amounts reported in the “Option Awards” and “Stock Awards” columns represent the aggregate grant date fair value of such awards granted to our named executive officers during the years ended December 31, 2022 and 2021 as computed in accordance with FASB ASC Topic 718, or ASC 718. The assumptions used in calculating the aggregate grant date fair value of the awards reported in this column are set forth in Note 12 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022. Note that the amounts reported in these columns reflect the aggregate accounting cost for these awards, and do not necessarily correspond to the actual economic value that may be received by the named executive officer from the awards.
(3)
Represents profit interest units granted prior to the conversion of the Company from a limited liability company to a C corporation in September 2021. Upon the conversion, such profits interest were canceled and holders received unvested restricted common stock.
(4)
The amounts reported in this column reflect cash bonuses earned in 2022 and 2021 pursuant to the achievement of our corporate objectives and paid in 2023 and 2022, respectively.

Non-Equity Incentive Plan Compensation

Annual bonuses for our executive officers are based on the achievement of corporate performance objectives. For the 2022 bonuses, these objectives were tied to research and development milestones, as well as operational and financial priorities. Based on the achievement of these corporate performance objectives, the board of directors determined to award bonuses ranging from 111% to 142% of each executive officer’s target bonus. For 2022, each of Dr. Judice, Mr. Robertson and Dr. Lu were awarded the bonuses reflected in the table above, which represented 111%, 142% and 139% of each individual’s 2022 target bonus of $270,000, $176,000 and $180,000, respectively.

Stock Option Awards

Pursuant to our 2021 Equity Incentive Plan, or 2021 EIP, in April 2022, the Compensation Committee as part of the annual review process, approved options to purchase shares of our common stock for: Dr. Judice to acquire 384,900 shares; Mr. Robertson to acquire 154,250 shares; and Dr. Lu to acquire 157,756 shares. All stock options were granted with an exercise price per share equal to the fair market value of a share of our common stock on the date of grant and vest on a monthly basis over four years.

Outstanding Equity Awards at 2022 Fiscal Year-End Table

The following table presents, for each of our named executive officers, information regarding outstanding stock options and stock awards held as of December 31, 2022.

			Option Awards					Stock Awards
Name	Grant Date		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)		Market Value of Shares or Units of Stock That Have Not Vested $(2)
J. Kevin Judice, Ph.D.	3/26/2021	(3)						167,102	(5)	5,213,582
	9/14/2021	(4)	20,464	—		17.00	9/14/2031
	9/14/2021	(4)	123,469	156,293	(5)	17.00	9/14/2031
	4/14/2022	(4)	88,206	296,694	(5)	19.64	4/13/2032
Scott Robertson	3/14/2019	(3)						416	(5)	12,979
	8/27/2020	(3)						12,058	(5)	376,210
	3/26/2021	(3)						21,163	(5)	660,286
	8/2/2021	(3)						7,255	(5)	226,356
	9/14/2021	(4)	7,191	—		17.00	9/14/2031
	9/14/2021	(4)	61,327	60,493	(6)	17.00	9/14/2031
	4/14/2022	(4)	35,348	118,902	(5)	19.64	4/13/2022
Timothy Lu, M.D., Ph.D.	8/27/2020	(3)						41,509	(6)	1,295,081
	3/26/2021	(3)						32,637	(5)	1,018,274
	9/14/2021	(4)	18,260	13,044	(6)	17.00	9/14/2031
	9/14/2021	(4)	26,652	42,108	(5)	17.00	9/14/2031
	4/14/2022	(4)	36,152	121,604	(5)	19.64	4/13/2032

(1)
Represents unvested restricted common stock issued to holders of DiCE LLC profit interest units in September 2021 upon conversion of the Company from a limited liability company to a C corporation.
(2)
Based on the closing price of our common stock on December 30, 2022, the last trading date of 2022, of $31.20.
(3)
Equity award was granted under our 2014 Equity Incentive Plan.
(4)
Equity award was granted under our 2021 EIP.
(5)
1/48th of the award vests on each monthly anniversary of the vesting commencement date, subject to the executive’s continued service.
(6)
1/48th of the award vests on each monthly anniversary of the vesting commencement date, with a one-year cliff, subject to the executive’s continued service.

Employment Agreements

Each of our executive officers are employed on an at-will basis, with no fixed term of employment, pursuant to the terms of their respective offer letters. Pursuant to their respective offer letters, each of our executive officers are eligible for our employee benefit plans that we offer to our employees.

J. Kevin Judice, Ph.D.

On September 7, 2021, we entered into an amended and restated offer letter with Dr. Judice, our Chief Executive Officer. This amended and restated offer letter provides for an annual base salary of $500,000, paid in periodic installments in accordance with our regular payroll practices, as well as an annual target bonus of 50% of his base salary, in each case, subject to applicable withholdings and deductions. Dr. Judice’s annual base salary was increased to $540,000 in February 2022 and to $575,000 in February 2023. In February 2023, Dr. Judice’s annual target bonus was increased to 55% of his base salary.

Scott Robertson

On September 7, 2021, we entered into an amended and restated offer letter with Mr. Robertson, our Chief Financial and Business Officer. This amended and restated offer letter provides for an annual base salary of $400,000, paid in periodic installments in accordance with our regular payroll practices, as well as an annual target bonus of 40% of his base salary, in each case, subject to applicable withholdings and deductions. Mr. Robertson’s annual base salary was increased to $440,000 in February 2022 and to $475,000 in February 2023.

Timothy Lu, M.D., Ph.D.

On September 7, 2021, we entered into an amended and restated offer letter with Dr. Lu, our Chief Medical Officer. This amended and restated offer letter provides for an annual base salary of $425,000, paid in periodic installments in accordance with our regular payroll practices, as well as an annual target bonus of 40% of Dr. Lu’s base salary, in each case, subject to applicable withholdings and deductions. Dr. Lu’s annual base salary was increased to $450,000 in February 2022 and to $472,500 in February 2023.

Potential Payments upon Termination or Change of Control

Our named executive officers have also entered into change in control severance agreements which provide for the benefits described below upon a qualifying termination or a qualifying termination in connection with a change of control event. These arrangements expressly supersede all prior severance or acceleration entitlements.

Under the severance agreements, in the event that any of our named executive officers (or any other employee who has signed the same form of severance agreement) is terminated without “cause” or resigns for “good reason” (each, as defined in the severance agreements) outside of the period of three months before or 12 months after a “change of control” (as defined in the severance agreements), he will be entitled to (i) an amount equal to 9 months (12 months in the case of Dr. Judice) of his base salary at the rate in effect immediately prior to such termination, payable in a cash lump-sum and (ii) to the extent the applicable individual timely elects to receive continued coverage under our group-healthcare plans, we will continue to pay the full amount of his (and is eligible dependents) premium payments for such continued coverage for the same period for which the individual receives severance.

Further, in the event that such termination without “cause” or resignation for “good reason,” occurs within three months before or 12 months following a “change of control” of the company, then (i) the amount payable as severance shall be increased to 12 months (18 months in case of Dr. Judice) of base salary at the rate in effect immediately prior to such termination plus 100% (150% in the case of Dr. Judice) of his then-current annual target bonus opportunity, payable in a cash lump sum, (ii) to the extent the applicable individual timely elects to receive continued coverage under our group-healthcare plans, we will continue to pay the full amount of his (and is eligible dependents) premium payments for such continued coverage for the same period for which the individual receives severance, and (iii) 100% vesting acceleration of all then-outstanding equity awards that are not then subject to any performance-based vesting criteria, including any awards for which all applicable performance-based vesting criteria have been satisfied such that only time based vesting criteria remains (any awards that remain subject to performance-based vesting criteria shall be governed solely by their applicable award agreements). All such payments and benefits will be subject to the applicable individual’s execution of a general release of claims against us.

EQUITY COMPENSATION PLAN INFORMATION

The following table presents information as of December 31, 2022 with respect to compensation plans under which shares of our common stock may be issued.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	3,660,697	$18.57	5,172,871	(2)
Equity compensation plans not approved by security holders	—	—	—
Total	3,660,697	$18.57	5,172,871

(1)
Includes our 2021 EIP and 2021 Employee Stock Purchase Plan (2021 ESPP). The shares issuable pursuant to our 2021 ESPP are not included in the number of securities to be issued pursuant to rights outstanding or the weighted-average exercise price of such rights as of December 31, 2022, as those numbers are not known.
(2)
Includes 4,415,628 and 757,243 shares of common stock available for issuance under the 2021 EIP and 2021 ESPP, respectively, as of December 31, 2022. There are no shares of common stock available for issuance under our 2014 Equity Incentive Plan, but this plan continues to govern the terms of equity awards granted thereunder. Any shares of common stock that are subject to outstanding awards under the 2014 Equity Incentive Plan that are issuable upon the exercise of stock options that expire or become unexercisable for any reason without having been exercised in full will generally be available for future grant and issuance as shares of common stock under our 2021 EIP. The number of shares reserved for issuance under our 2021 EIP increases automatically on the first day of January, beginning in 2022 and continuing through and including 2031, by the number of shares equal to five percent (5%) of the total number of outstanding shares of all classes of the company’s common stock outstanding on each December 31 immediately prior to the date of increase or a lower number approved by our board of directors. The number of shares reserved for issuance under our 2021 ESPP contains s similar evergreen provision and will increase automatically on the first day of January, beginning in 2022 and continuing through and including 2031, by the number of shares equal to 1% of the total outstanding shares of our common stock as of the immediately preceding December 31 or a lower number approved by our board of directors. The amounts set forth in the table do not include the shares added to the 2021 EIP and 2021 ESPP that occurred on January 1, 2023.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

The following is a summary of transactions entered into or existing from January 1, 2022 to the present in which the amount involved exceeds $120,000 to which we or any of our subsidiaries was (or is to be) a party and in which any director, director nominee, executive officer, holder of more than 5% of our capital stock, or any immediate family member of or person sharing the household with any of these individuals, had (or will have) a direct or indirect material interest, except for payments set forth under “Proposal No. 1 Election of Class II Directors” and “Executive Compensation” above.

Insider Participation in Underwritten Public Offering

RA Capital Management, L.P. purchased an aggregate of 1,640,000 shares of our common stock in our underwritten public offering on October 17, 2022, at the initial public offering price of $36.50 per share for an aggregate total purchase price of $59,860,000. RA Capital Management, L.P. holds more than 5% of our outstanding capital stock. Jake Simson, Ph.D. is a member of our board of directors and is a Partner at RA Capital Management.

Policies and Procedures for Related-Person Transactions

Our Board of Directors has adopted a written related-person transactions policy. Under this policy, our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of our common stock, and any members of the immediate family of and any entity affiliated with any of the foregoing persons, are not permitted to enter into a material related person transaction with us without the review and approval of our audit committee, or a committee composed solely of independent directors in the event it is inappropriate for our audit committee to review such transaction due to a conflict of interest. The policy provides that any request for us to enter into a transaction with an executive officer, director, nominee for election as a director, beneficial owner of more than 5% of our common stock or with any of their immediate family members or affiliates in which the amount involved exceeds $120,000 will be presented to our audit committee for review, consideration and approval. In approving or rejecting any such proposal, our audit committee will consider the relevant facts and circumstances available and deemed relevant to the audit committee, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

ADDITIONAL INFORMATION

Stockholder Proposals to be Presented at Next Annual Meeting

Requirements for Stockholder Proposals to be Brought Before an Annual Meeting. Our bylaws provide that for stockholder nominations to our Board of Directors or other proposals to be considered at an annual meeting of stockholders, the stockholder must give timely notice thereof in writing to the Corporate Secretary at DICE Therapeutics, Inc., 400 East Jamie Court, Suite 300, South San Francisco, California 94080.

To be timely for our company’s annual meeting of stockholders to be held in 2024 (2024 Annual Meeting), a stockholder’s notice must be delivered to or mailed and received by our Corporate Secretary at our principal executive offices not earlier than the close of business on February 23, 2024 and not later than the close of business on March 24, 2024. A stockholder’s notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the 2024 Annual Meeting the information required by applicable law and our bylaws. However, if the date of the 2024 Annual Meeting is more than 30 days before or more than 60 days after the one-year anniversary of the date of our 2023 Annual Meeting, for the stockholder notice to be timely, it must be delivered to the Corporate Secretary at our principal executive offices not earlier than the close of business on the 105th day prior to the currently proposed annual meeting and not later than the close of business on the later of (1) the 90th day prior to such annual meeting or (2) the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by us.

Requirements for Stockholder Proposals to be Considered for Inclusion in our Proxy Materials. Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at our 2024 Annual Meeting must be received by us not later than December 28, 2023 in order to be considered for inclusion in our proxy materials for that meeting. A stockholder’s notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the 2024 Annual Meeting the information required by applicable law and our bylaws.

In addition to satisfying the requirements under our Bylaws, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 8, 2024.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers and any persons who own more than 10% of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms that they file. Based solely on our review of the copies of such forms furnished to us and written representations from the directors and executive officers, we believe that all Section 16(a) filing requirements were timely met in the fiscal year ended December 31, 2022, except due to an administrative error, four Form 4s filed on April 19, 2022 to report option grants made on April 14, 2022 to J. Kevin Judice, Scott Robertson, John Jacobsen and Timothy Lu; and one Form 4 filed by Jim Scopa on March 21, 2023 to report a gift of our common stock made by Jim Scopa to a family trust on October 24, 2022.

Available Information

The Annual Report on Form 10-K is also available at https://investors.dicetherapeutics.com/.

“Householding” – Stockholders Sharing the Same Address

The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our Annual Report on Form 10-K and proxy materials, including the Notice of Internet Availability, unless the affected stockholder has provided other instructions. This procedure reduces printing costs and postage fees, and helps protect the environment as well.

We expect that a number of brokers with account holders who are our stockholders will be “householding” our Annual Report on Form 10-K and proxy materials, including the Notice of Internet Availability. A single Notice of internet Availability and, if applicable, a single set of Annual Report on Form 10-K and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by contacting their broker. Stockholders of record may revoke their consent at any time by contacting American Stock Transfer & Trust Company, LLC, either by calling toll-free (800) 937-5449, or by writing to American Stock Transfer & Trust Company, LLC, Operations Center, 6201 15th Avenue, Brooklyn, New York 11219.

Upon written or oral request, we will undertake to promptly deliver a separate copy of the Notice of Internet Availability and, if applicable, proxy statement, proxy card, Annual Report on Form 10-K and other proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice of Internet Availability and, if applicable, proxy statement, proxy card, Annual Report on Form 10-K and other proxy materials, you may write our Investor Relations Department at DICE Therapeutics, Inc., 400 East Jamie Court, Suite 300, South San Francisco, California 94080, Attn: Investor Relations, or contact Katie Engleman, 1AB, at katie@1abmedia.com.

Any stockholders who share the same address and currently receive multiple copies of our Notice of Internet Availability or Annual Report on Form 10-K and other proxy materials who wish to receive only one copy in the future can contact their bank, broker or other holder of record to request information about “householding” or our Investor Relations Department at the address or telephone number listed above.

OTHER MATTERS

Our Board of Directors does not presently intend to bring any other business before the meeting and, so far as is known to the Board of Directors, no matters are to be brought before the meeting except as specified in the notice of the meeting. As to any business that may arise and properly come before the meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

Appendix A - PROPOSED RESTATED CERTIFICATE OF INCORPORATION

DICE THERAPEUTICS, INC.

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

ARTICLE I: NAME

The name of the corporation is DICE Therapeutics, Inc. (the “Corporation”).

ARTICLE II: AGENT FOR SERVICE OF PROCESS

The address of the registered office of this Corporation in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle, 19801. The name of the registered agent of this Corporation in the State of Delaware at such address is The Corporate Trust Company.

ARTICLE III: PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “General Corporation Law”).

ARTICLE IV: AUTHORIZED STOCK

1.
Total Authorized. The total number of shares of all classes of stock that the Corporation has authority to issue is 510,000,000 shares, consisting of two classes: 500,000,000 shares of Common Stock, $0.0001 par value per share (“Common Stock”), and 10,000,000 shares of Preferred Stock, $0.0001 par value per share (“Preferred Stock”).
2.
Designation of Additional Series.

2.1 The Board of Directors of the Corporation (the “Board”) is authorized, subject to any limitations prescribed by the law of the State of Delaware, to provide for the issuance of the shares of Preferred Stock in one or more series, and, by filing a Certificate of Designation pursuant to the applicable law of the State of Delaware (“Certificate of Designation”), to establish from time to time the number of shares to be included in each such series, to fix the designation, vesting, powers (including voting powers), preferences and relative, participating, optional or other special rights, if any, of the shares of each such series and any qualifications, limitations or restrictions thereof, and, except where otherwise provided in the applicable Certificate of Designation, to thereafter increase (but not above the total number of authorized shares of the Preferred Stock) or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series. The number of authorized shares of Preferred Stock may also be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of two-thirds of the voting power of all then-outstanding shares of capital stock of the Corporation entitled to vote thereon, voting together as a single class, without a separate vote of the holders of the Preferred Stock, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law, unless a separate vote of the holders of one or more series is required pursuant to the terms of any Certificate of Designation; provided, however, that if two-thirds of the Whole Board (as defined below) has approved such increase or decrease of the number of authorized shares of Preferred Stock, then only the affirmative vote of the holders of a majority of the voting power of all then-outstanding shares of the capital stock of the Corporation entitled to vote thereon, voting together as a single class, without a separate vote of the holders of the Preferred Stock, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law, unless a separate vote of the holders of one or more series is required pursuant to the terms of any Certificate of Designation, shall be required to effect such increase or decrease. For purposes of this Amended and Restated Certificate of Incorporation (as the same may be amended and/or restated from time to time, including pursuant to the terms of any Certificate of Designation designating a series of Preferred Stock, this “Certificate of Incorporation”), the term “Whole Board” shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships.

2.2 Except as otherwise expressly provided in any Certificate of Designation designating any series of Preferred Stock pursuant to the foregoing provisions of this Article IV, any new series of Preferred Stock may be designated, fixed and determined as provided herein by the Board without approval of the holders of Common Stock or the holders of Preferred Stock, or any series thereof, and any such new series may have powers, preferences and rights, including, without limitation, voting powers, dividend rights, liquidation rights, redemption rights and conversion rights, senior to, junior to or pari passu with the rights of the Common Stock, any series of Preferred Stock or any future class or series of capital stock of the Corporation.

2.3 Each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the Corporation for their vote; provided,that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any Certificate of Designation relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any Certificate of Designation relating to any series of Preferred Stock).

ARTICLE V: AMENDMENT OF BYLAWS

The Board shall have the power to adopt, amend or repeal the Bylaws of the Corporation (as the same may be amended and/or restated from time to time, the “Bylaws”). Any adoption, amendment or repeal of the Bylaws by the Board shall require the approval of a majority of the Whole Board. The stockholders shall also have power to adopt, amend or repeal the Bylaws; provided,that, notwithstanding any other provision of this Certificate of Incorporation or any provision of law that might otherwise permit a lesser or no vote, but in addition to any vote of the holders of any class or series of stock of the Corporation required by applicable law or by this Certificate of Incorporation (including any Preferred Stock issued pursuant to a Certificate of Designation), the affirmative vote of the holders of at least two-thirds of the voting power of all then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend or repeal any provision of the Bylaws; provided, further, that, in the case of any proposed adoption, amendment or repeal of any provisions of the Bylaws that is approved by the Board and submitted to the stockholders for adoption thereby, if two-thirds of the Whole Board has approved such adoption, amendment or repeal of any provisions of the Bylaws, then only the affirmative vote of the holders of a majority of the voting power of all then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class (in addition to any vote of the holders of any class or series of stock of the Corporation required by applicable law or by this Certificate of Incorporation (including any Preferred Stock issued pursuant to a Certificate of Designation), shall be required to adopt, amend or repeal any provision of the Bylaws.

ARTICLE VI: MATTERS RELATING TO THE BOARD OF DIRECTORS

1.
Director Powers. Except as otherwise provided by the General Corporation Law, the Bylaws of the Corporation or this Certificate of Incorporation, the business and affairs of the Corporation shall be managed by or under the direction of the Board.
2.
Number of Directors. Subject to the special rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the total number of directors constituting the Whole Board shall be fixed from time to time exclusively by resolution adopted by a majority of the Whole Board.
3.
Classified Board. Subject to the special rights of the holders of one or more series of Preferred Stock to elect additional directors under specified circumstances, the directors shall be divided, with respect to the time for which they severally hold office, into three classes designated as Class I, Class II and Class III, respectively (the “Classified Board”). The Board may assign members of the Board already in office to the Classified Board, which assignments shall become effective at the same time that the Classified Board becomes effective. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board. The number of directors in each class shall be divided as nearly equal as is practicable. The initial term of office of the Class I directors shall expire at the Corporation’s first annual meeting of stockholders following the closing of the Corporation’s initial public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, relating to the offer and sale of Common Stock to the public (the “Initial Public Offering”), the initial term of office of the Class II directors shall expire at the Corporation’s second annual meeting of stockholders following the closing of the Initial Public Offering and the initial term of office of the Class III directors shall expire at the Corporation’s third annual meeting of stockholders following the closing of the Initial Public Offering. At each annual meeting of stockholders following the closing of the Initial Public Offering, directors elected to succeed those directors of the class whose terms then expire shall be elected for a term of office expiring at the third succeeding annual meeting of stockholders after their election.
4.
Term and Removal. Each director shall hold office until the annual meeting at which such director’s term expires and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation, disqualification or removal. Any director may resign at any time by delivering a resignation in writing or by electronic transmission to the Corporation at its principal office or to the Chairperson of the Board, the Chief Executive Officer, or the Secretary. Subject to the special rights of the holders of any series of Preferred Stock, no director may be removed from the Board except for cause and only by the affirmative vote of the holders of at least two-thirds of the voting power of the then-outstanding shares of capital stock of the Corporation entitled to vote thereon, voting together as a single class. In the event of any increase or decrease in the authorized number of directors, (a) each director then serving as such shall nevertheless continue as a director of the class of which he or she is a member and (b) the newly created or eliminated directorships resulting from such increase or decrease shall be apportioned by the Board among the classes of directors so as to make all classes as nearly equal in number as is practicable, provided that no decrease in the number of directors constituting the Board shall shorten the term of any director.
5.
Board Vacancies and Newly Created Directorships. Subject to the special rights of the holders of any series of Preferred Stock, any vacancy occurring in the Board for any cause, and any newly created directorship resulting from any increase in the authorized number of directors, shall, unless (a) the Board determines by resolution that any such vacancies or newly created directorships shall be filled by the stockholders or (b) as otherwise provided by law, be filled only by the affirmative vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director, and shall not be filled by the stockholders. Any director elected in accordance with the preceding sentence shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which the director has been assigned expires and until such director’s successor shall have been duly elected and qualified, or until such director’s earlier death, resignation, disqualification or removal.
6.
Vote by Ballot. Election of directors need not be by written ballot unless the Bylaws shall so provide.

ARTICLE VII:LIMITATION OF LIABILITY

1.
Limitation of Liability. To the fullest extent permitted by law, neither a director of the Corporation nor an officer of the corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, as applicable. Without limiting the effect of the preceding sentence, if the General Corporation Law is hereafter amended to authorize the further elimination or limitation of the liability of a director or officer, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law, as so amended.
2.
Change in Rights. Neither any amendment nor repeal of this Article VII, nor the adoption of any provision of this Amended and Restated Certificate of Incorporation inconsistent with this Article VII, shall eliminate, reduce or otherwise adversely affect any limitation on the personal liability of a director or officer of the Corporation existing at the time of such amendment, repeal or adoption of such an inconsistent provision.

ARTICLE VIII: MATTERS RELATING TO STOCKHOLDERS

1.
No Action by Written Consent of Stockholders. Subject to the rights of any series of Preferred Stock then outstanding, no action shall be taken by the stockholders of the Corporation except at a duly called annual or special meeting of stockholders and no action shall be taken by the stockholders of the Corporation by written consent in lieu of a meeting.
2.
Special Meeting of Stockholders. Special meetings of the stockholders of the Corporation may be called only by the Chairperson of the Board, the Chief Executive Officer, the Lead Independent Director (as defined in the Bylaws), the President, or the Board acting pursuant to a resolution adopted by a majority of the Whole Board and may not be called by the stockholders or any other person or persons.
3.
Advance Notice of Stockholder Nominations and Business Transacted at Special Meetings. Advance notice of stockholder nominations for the election of directors of the Corporation and of business to be brought by stockholders before any meeting of stockholders of the Corporation shall be given in the manner provided in the Bylaws. Business transacted at special meetings of stockholders shall be limited to the purpose or purposes stated in the notice of meeting.

ARTICLE IX: CHOICE OF FORUM

Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for: (a) any derivative action or proceeding brought on behalf of the Corporation; (b) any action asserting a claim of breach of a fiduciary duty owed by, or other wrongdoing by, any director, officer, stockholder, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders; (c) any action asserting a claim against the Corporation or any director, officer, stockholder, employee or agent of the Corporation arising pursuant to any provision of the General Corporation Law, this Certificate of Incorporation or the Bylaws or as to which the General Corporation Law confers jurisdiction on the Court of Chancery of the State of Delaware; (d) any action to interpret, apply, enforce or determine the validity of this Certificate of Incorporation or the Bylaws; or (e) any action asserting a claim against the Corporation or any director, officer, stockholder, employee or agent of the Corporation governed by the internal affairs doctrine, provided that, for the avoidance of doubt, nothing in this Article IX shall preclude the filing of claims in the federal district courts of the United States of America under the Exchange Act, or any successor thereto. Any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article IX.

ARTICLE X: AMENDMENT OF CERTIFICATE OF INCORPORATION

If any provision of this Certificate of Incorporation shall be held to be invalid, illegal, or unenforceable, then such provision shall nonetheless be enforced to the maximum extent possible consistent with such holding and the remaining provisions of this Certificate of Incorporation (including, without limitation, all portions of any section of this Certificate of Incorporation containing any such provision held to be invalid, illegal, or unenforceable, which is not invalid, illegal, or unenforceable) shall remain in full force and effect.

The Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation; provided, however, that, notwithstanding any other provision of this Certificate of Incorporation or any provision of law that might otherwise permit a lesser vote or no vote (but subject to the rights of any series of Preferred Stock set forth in any Certificate of Designation), but in addition to any vote of the holders of any class or series of the stock of the Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least two-thirds of the voting power of all then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal this Article X or Article V, Article VI, Article VII or Article VIII; provided,further, that if two-thirds of the Whole Board has approved such amendment or repeal of any provisions of this Certificate of Incorporation, then only the affirmative vote of the holders of a majority of the voting power of all then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class (in addition to any other vote of the holders of any class or series of stock of the Corporation required by law of by this Certificate of Incorporation or any Certificate of Designation), shall be required to amend or repeal such provisions of this Certificate of Incorporation.

* * * * * * * * * * *

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/DICE2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V00615-P88381 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DICE THERAPEUTICS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Jim Scopa
02) Jake Simson, Ph.D.

The Board of Directors recommends you vote FOR the following proposals:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V00616-P88381

DICE THERAPEUTICS, INC.
Annual Meeting of Stockholders
June 7, 2023 9:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints J. Kevin Judice, Ph.D. and Scott Robertson, and each of them, with full power of substitution and power to act alone, as proxies to vote all shares of Common Stock which the undersigned is entitled to vote if personally present and acting at the Annual Meeting of Stockholders of DICE Therapeutics, Inc., to be held at 9:00 A.M., Pacific Time on June 7, 2023, via a live webcast at www.virtualshareholdermeeting.com/DICE2023, and at any adjournments and postponements thereof.

This proxy, when properly executed, will be voted in the manner described herein. If no such direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposals 2 and 3.

Continued and to be signed on reverse side